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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  April 2, 2003


                              UNIFIRST CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


        Massachusetts                        1-8504                        04-2103460
(State or Other Jurisdiction        (Commission File Number)             (IRS Employer
      of Incorporation)                                               Identification No.)

                68 Jonspin Road, Wilmington, Massachusetts 01887
                --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 658-8888

                                 --------------
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    EXHIBIT NO.                   DESCRIPTION
    -----------                   -----------

    99.1                          Press release of the Company dated April 2,
                                  2003

Item 9.  Regulation FD Disclosure

      This Form 8-K is being furnished to report information pursuant to Item 12
- Results of Operations and Financial Conditions in accordance with the interim guidance provided by the SEC pursuant to SEC Release No. 33-8216. On April 2, 2003, UniFirst Corporation (the "Company") issued a press release ("Press Release") announcing second quarter and first half of fiscal 2003 financial results. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNIFIRST CORPORATION



Date:  April 2, 2003               By:    /s/ Ronald D. Croatti
                                          --------------------------------------
                                   Name:  Ronald D. Croatti
                                   Title: Chairman of the Board, Chief Executive
                                          Officer and President


                                   By:    /s/ John B. Bartlett
                                          --------------------------------------
                                   Name:  John B. Bartlett
                                   Title: Senior Vice President and Chief
                                          Financial Officer
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                                  EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

99.1            Press release of the Company April 2, 2003